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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(B) OR 12(G)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                          TRANS WORLD AIRLINES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)



        Delaware                                        43-1145889
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(State of Incorporation or Organization)        (I.R.S. Employer
                                                 Identification No.)


   One City Centre, 515 N. Sixth Street
          St. Louis, Missouri                          63101
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(Address of Principal Executive Offices)             (Zip Code)


If this form relates to the registration        If this form relates to the registration
of a class of debt securities pursuant          of a class of debt securities pursuant
to Section 12(b) of the Exchange Act            to Section 12(g) of the Exchange Act
and is effective pursuant to General            and is effective pursuant to General
Instruction A. (c), please check                Instruction A. (d), please check
the following box. [ ]                          the following box. [ ]

Securities Act registration statement file number to which this form relates:
   333-44661
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Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                             Name of each exchange on which
to be so registered                             each class is to be registered
-----------------------------                   ------------------------------

11 1/2% Senior Secured Notes due 2004           American Stock Exchange
-------------------------------------           ------------------------------
(the "Notes")
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Securities to be registered pursuant to Section 12(g) of the Act:


None
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(Title of Class)


Item 1.         Description of Registrant's Securities to be Registered.

                Information with respect to the Notes is incorporated herein by reference to the sections captioned "Description of Notes" in the Registration Statement on Form S-4 (Registration No. 333-44661), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on January 22, 1998.

Item 2.         Exhibits.

1.1    -        Registration Statement on Form S-4 (Registration No. 333-44661),
                filed with the Securities and Exchange Commission on January
                22, 1998./1/





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        /1/Pursuant to the Instructions as to Exhibits to Form 8-A, this
Exhibit is incorporated by reference.

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                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 TRANS WORLD AIRLINES, INC.


Date: February 4, 1998           By:/s/  M. J. Palumbo
                                    --------------------------------
                                    Name:  Michael J. Palumbo
                                           Title: Senior Vice President
                                                  and Chief Financial Officer


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